SUPPLEMENT TO THE PROSPECTUSES

                                       OF

                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I. Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund and Evergreen International Growth Fund (the "Funds")

         The section of the prospectus entitled "OTHER FUND PRACTICES" for the Funds is revised to include the following:

Although not principal investment strategies, Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund and Evergreen International Growth Fund may each invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.

II. Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Growth Fund and Evergreen Precious Metals Fund
(the "Funds")

         Effective immediately, the section of the prospectus for each Fund entitled "EXPENSES - Shareholder Fees (fees paid directly from your investment)" is replaced by the following:

------------------------------- ----------------- ---------------- ----------------- -----------------
         Shareholder
    Transactions Expenses           Class A           Class B          Class C           Class I
------------------------------- ----------------- ---------------- ----------------- -----------------
------------------------------- ----------------- ---------------- ----------------- -----------------
Maximum sales charge imposed
on purchases (as a % of
offering price)                      5.75%2            None             1.00%              None
------------------------------- ----------------- ---------------- ----------------- -----------------
------------------------------- ----------------- ---------------- ----------------- -----------------
Maximum deferred sales charge        None2             5.00%            1.00%              None
------------------------------- ----------------- ---------------- ----------------- -----------------
------------------------------- ----------------- ---------------- ----------------- -----------------
Redemption Fee*
(as a % of total redemption
amount)                              1.00%             1.00%            1.00%             1.00%
------------------------------- ----------------- ---------------- ----------------- -----------------

2. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

*Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

         In addition, the section of the prospectus for each Fund entitled "HOW TO REDEEM SHARES" is revised to include the following:

        We offer you several convenient ways to redeem your shares in any of the Evergreen funds. The Evergreen funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the fund to offset brokerage commissions, market impact and other costs associated with short-term trading.

May 21, 2003                                                        566069 5/03